UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Kiniksa Pharmaceuticals, Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-730430	98-1327726
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kiniksa Pharmaceuticals, Ltd.

Clarendon House

2 Church Street

Hamilton HM11, Bermuda
(808) 451-3453

(Address, zip code and telephone number, including area code of principal executive offices)

Kiniksa Pharmaceuticals Corp.

100 Hayden Avenue

Lexington, MA, 02421

(781) 431-9100

(Address, zip code and telephone number, including area code of agent for service)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares $0.000273235 par value	KNSA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

Commercial Supply Agreement with Regeneron

In September 2017, Kiniksa Pharmaceuticals, Ltd. (the “Company”) entered into a License Agreement (the “License Agreement”) with Regeneron Pharmaceuticals, Inc. (“Regeneron”), pursuant to which Regeneron granted the Company an exclusive license under certain intellectual property rights controlled by Regeneron to develop and commercialize rilonacept for the Kiniksa field and within the territory described therein. Pursuant to an Asset Transfer Agreement between the Company and Kiniksa Pharmaceuticals (UK), Ltd. (“Kiniksa UK”), a wholly-owned subsidiary of the Company, the Company assigned the License Agreement to Kiniksa UK in January 2021.

In accordance with the License Agreement, Kiniksa UK entered into a Commercial Supply Agreement (the “Supply Agreement”) with Regeneron on March 1, 2021, pursuant to which Regeneron has the exclusive right to manufacture and supply (or have manufactured and supplied) rilonacept for Kiniksa UK’s requirements, which Kiniksa UK may use for its clinical development and commercialization activities. The purchase price and payment terms in the Supply Agreement are in accordance with the terms set forth in the License Agreement.

The Supply Agreement is effective as of February 26, 2021 and will terminate upon the earlier of (a) the expiration or termination of the License Agreement or (b) the transfer of technology related to the manufacture of rilonacept to Kiniksa UK or its designee. The Supply Agreement includes customary provisions, including, among other things, with respect to manufacturing requirements and procedures; forecasting, ordering, and delivery; supply; quality control of products; confidentiality; and representations, warranties and indemnification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINIKSA PHARMACEUTICALS, LTD.

Date: March 3, 2021	By:	/s/ Thomas Beetham
Thomas Beetham
Executive Vice President, Chief Legal Officer